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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                                    of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 14, 1998


                              ANTEC CORPORATION
            (Exact name of registrant as specified in its charter)

                           ________________________


          Delaware                       0-22336                 36-3892082
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


             5720 Peachtree Parkway, NW
                    Norcross, GA                             30092
      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: 770/441-0007



                                Not Applicable
         (Former name or former address, if changed since last year)




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ITEM 7(c).     EXHIBITS

Exhibit 99.1   Press Release dated April 14, 1998

Exhibit 99.2   Press Release dated April 24, 1998




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                                EXHIBIT INDEX



                                                SEQUENTIALLY
EXHIBIT                                         NUMBERED PAGE
-------                                         -------------

99.1      Press Release dated April 14, 1998

99.2      Press Release dated April 24, 1998




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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: April 28, 1998




                                  ANTEC Corporation




                                  By:       /s/ James E. Knox
                                       ---------------------------------------
                                       James E. Knox
                                       General Counsel and Assistant Secretary